FORM 8-K


Friday January 8, 2021


CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934









Date of report (Date of earliest event report:

Friday January 8, 2021



Access-Power, & Co., INC
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985


(Address of Principal Executive Officers)

ACCR Worldwide Headquarters
PO BOX 598
Grand Haven, MI  49417



Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Matters...

Access-Power & Co., Inc. has engaged with
Broadridge Inc. to provide the Company with OBO and NOBO structure services

GO ACCR!!

GRAND HAVEN, Mich., Jan 8, 2021
(GLOBE NEWSWIRE) -- Access-Power & Co., Inc.,
(ACCR or the Company), a Grand Haven based diversified holding Company is pleased to announce the Company has contacted Broadridge.com.

https://www.broadridge.com/resBeneficialshareholders
Beneficial Holders are broken up into two categories, Objecting Beneficial Owners (OBOs) and Non-
Objecting Beneficial Owners (NOBOs). Per SEC
Rules 14b-1 and 14b-2, a NOBO list shows the beneficial owners that do not object to the issuer knowing their name, mailing address and share amount. E-mail addresses and telephone numbers are not included on the list.
Broadridge now provides an electronic list of all NOBOs for a given record date via our online portals. The record date of the request must be at least two or more business days in the future from the date you submit your request, unless there is a current proxy campaign. It will take an additional five business days from the record We will work out these structural reports with our hired
Consultant.
Established in 1996, Access-Power, Inc. is a Florida based for-profit Corporation with operations in West Michigan.

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition.
As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND,
THEREFORE, SHOULD BE CONSIDERED EXTREMELY
SPECULATIVE. THEY SHOULD
NOT BE PURCHASED BY PERSONS WHO CANNOT
AFFORD THE POSSIBILITY OF THE LOSS OF THE
ENTIRE INVESTMENT. PROSPECTIVE INVESTORS
SHOULD READ
ALL OF THE COMPANY'S FILINGS, INCLUDING ALL
EXHIBITS, AND CAREFULLY
CONSIDER, AMONG OTHER FACTORS THE VARIOUS
RISK FACTORS THAT MAY BE
PRESENT.

BEWARE OF NAKED SHORTING IN OUR COMMON
SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock. If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking
Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors. "



Contact Information:
Patrick J. Jensen
Director
Tel:  616.312.5390
Email:  pjensen@myaccess-power.com
Corporate Website:  http://www.myaccess-power.com



"Our corporate website is currently under construction to soon reflect our new business model in the Michigan
Medical Marijuana Clone sector."
Product Website

http://www.mycbdpets.com
http://www.clonesbydrones.com
http://www.clonesbycars.com
https://www.hempster19.com

Follow our dream please...


Access-Power & Co., Inc.
OTC Ticker:  ACCR